UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REATA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REATA® PHARMACEUTICALS Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 10, 2021, for Reata Pharmaceuticals, Inc. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/RETA. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2021 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 1, 2021. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/RETA Proxy Materials Available to View or Receive: 1. Proxy Statement and Notice of Annual Meeting 2. 2020 Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/RETA TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. *If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.  ACCOUNT NO. SHARES Reata Pharmaceuticals, Inc. Notice of Annual Meeting Date: Thursday, June 10, 2021 Time: 08:00 A.M. (Central Daylight Time) Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RETA for more details.  For holders as of: April 15, 2021 The Board of Directors recommends that you vote “FOR” Proposals 1, 2 and 3. 1. Election of Class III Directors 01 William D. McClellan, Jr. 02 William E. Rose 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 4. The transaction of such other business as may properly come before the meeting or at any and all adjournments or postponements thereof. NOTE: To attend the Annual Meeting, please visit www.proxydocs.com/RETA for virtual meeting registration details. In the event it is possible or advisable to hold the Annual Meeting in person, we may hold the meeting in person at our offices located at 5320 Legacy Drive, Plano, Texas 75024. The Company would publicly announce a determination to hold an in-person only Annual Meeting in a press release available at www.reatapharma.com as soon as practicable before the Annual Meeting.